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                                                                    EXHIBIT 99.3
             RESTRICTED STOCK PLAN FOR NON-MANAGEMENT DIRECTORS
                            EFFECTIVE MAY 4, 1996

I.   GENERAL

     1. PURPOSE. The purpose of the Plan is to provide certain compensation to eligible directors of the Corporation and to encourage the highest level of performance of non-management directors by providing those directors with a proprietary interest in the Corporation's success and progress by granting them shares of the Corporation's common stock which are restricted in accordance with the terms and conditions set forth below.

     2. DEFINITIONS. Whenever used herein, the following terms shall have the meanings set forth below:

          (a) "Annual Retainer" means an annual grant of restricted Stock to an eligible director, as described in Section 5 of Part I of the Plan.

          (b)  "Board" means the Board of Directors of the Corporation.

          (c) "Committee" means a committee designated by the Board, which shall consist of not less than two employee members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "disinterested. within the meaning of Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934. No person who is a Participant may be a member of that committee. Any person who is appointed a member of that committee and who accepts such appointment shall, by virtue thereof, be ineligible thereafter to be made a Restricted Stock Grant under the Plan.

          (d) "Corporation" means Payless ShoeSource, Inc., a Missouri corporation, provided, that immediately after the effective time of the Merger such term shall mean Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation.

          (e) "Disability" means a medically determinable physical or mental impairment which renders a Participant substantially unable to function as a director of the Corporation.

          (f) "Initial Grant" means the initial grant of restricted Stock to an individual who first becomes an eligible director on or after the effective date of the Plan, as described in Section 5 of Part I of the Plan.

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          (g)  "Participant" means a member of the Board (i) who is not at the time of grant an officer of the Corporation and (ii) to whom a Restricted Stock Grant is made under the Plan.

          (h) "Plan" means the Restricted Stock Plan for Non-Management Directors of Payless ShoeSource, Inc.

          (i) "Restricted Period" means the period from the Restricted Stock Grant until the earlier of (i) the cessation of the Participant's membership on the Board by reason of death or Disability and (ii) the later of (a) the expiration of the six month period immediately following the Restricted Stock Grant or (b) the date on which the Participant's service as a director of the Corporation terminates (other than by reason of death or Disability).

          (j) "Restricted Stock Grant" means a grant described in Part II of the Plan which is made by the Corporation pursuant to the Plan.

          (k)  "Stock" means the common stock of the Corporation.

          (l) "Year of Service" means (i) each full annual period from the date of the first annual meeting at which the Participant was elected as a director (which may include service before or after the Participant became a Participant, as determined by the Committee) to the date of the last annual meeting through which the Participant served continually as a director, and
(ii) if the Participant was first elected to become a member of the Board by the Board during the last six calendar months of the year, the period from the date of such election until the first annual meeting of shareholders next following such election.

          (m) "Merger" means the merger of Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, with the Corporation, pursuant to an Agreement and Plan of Merger among the Corporation, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.).

     3. ADMINISTRATION. The Plan shall be administered by the Committee. Subject to all the applicable provisions of the Plan, the Committee is authorized to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all determinations and take all actions necessary or advisable for the Plan's administration; provided, however, that the Committee shall have no discretion with respect to granting any shares of Stock to any Participant, it being the intent that the granting of shares of Stock hereunder shall be automatic, pursuant to the formula set forth in Paragraph 5 of this Part I of the Plan. The




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Committee shall act by vote or written consent of a majority of its members.
Whenever the Plan authorizes or requires the Committee to take any action, make any determination or decision or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be conclusive and binding on all persons. The Committee may obtain such advice or assistance as it deems appropriate from persons not serving on the Committee.

     4. SHARES OF STOCK WHICH MAY BE GRANTED. There may be granted under the Plan an aggregate of not more than 300,000 shares of Stock, subject to adjustment as provided in Section 3 of Part III of the Plan. Shares of Stock granted under the Plan shall be treasury shares or previously authorized but unissued shares. If any shares of Stock shall be returned to the Corporation pursuant to the termination provisions described in Section 1 of Part II of the Plan or in the instruments evidencing the making of Restricted Stock Grants, such shares may again be granted under the Plan.

      5.   PARTICIPANTS.

          INITIAL GRANTS. The individuals who are eligible to receive Restricted Stock Grants hereunder shall be limited to all members of the Board who are not at the time of the grant officers of the Corporation. Each eligible director on the effective date of the Plan shall receive an Initial Grant of 1,000 shares of restricted Stock. Each individual who first becomes an eligible director after the effective date of the Plan shall receive an Initial Grant of 1,000 shares of restricted Stock on the date of first becoming an eligible director.

          ANNUAL RETAINERS. Each individual who is an eligible director on the effective date of the Plan, and who will continue to be an eligible director after such date, shall receive an Annual Retainer of $35,000, payable in Stock, the number of shares to be determined based on the average of the high and low trading prices of the Stock on the New York Stock Exchange ("NYSE") for each of the first 30 days on which trading in the stock occurs. Each individual who is an eligible director on the date of any annual meeting of shareholders held during 1997 and subsequent years, and who will continue to be an eligible director after the date of such annual meeting of shareholders, shall receive an Annual Retainer of $35,000, payable in Stock, the number of shares to be determined based on the average of the high and low trading prices of the Stock on the NYSE on the date of such annual meeting of shareholders, or if that day is not a trading day, on the last trading day thereto.

     Each individual who becomes a member of the Board during the period between any two annual meetings shall receive a pro rata share of the Annual Retainer based on the number of months remaining from the date the Participant joins the Board until the next annual meeting. This pro rata portion of the Annual Retainer shall be payable in Stock, the number of shares to be determined based on the average of the high and low



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trading prices of the Stock on the NYSE on the date the Participant joins the
Board, or if that day is not a trading day, on the last trading day thereto.

     Notwithstanding any provision of the Plan to the contrary, a Participant may elect, at such time and in such manner as provided in the Non-Management Directors Deferred Compensation Plan, the terms of which are hereby incorporated herein, not to receive his Initial Grant or Annual Retainer(s) in the form of restricted Stock, but rather and in lieu thereof, to defer some or all of such amounts pursuant to the provisions of said Deferred Compensation Plan, with the balance of such Initial Grant or Annual Retainer which is not deferred, if any, to be paid in the form of restricted Stock as otherwise provided in this Plan.

     6. RIGHTS WITH RESPECT TO SHARES OF STOCK. A Participant shall have, after a certificate or certificates for the number of shares of Stock granted have been issued in his or her name, absolute ownership of such shares including the right to vote the same and receive dividends thereon, subject, however, to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the making of the Restricted Stock Grant to such Participant. The Corporation will hold all certificates until all restrictions on them have lapsed.

II.  RESTRICTED STOCK GRANTS

     Each Restricted Stock Grant made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee from time to time hereafter.

     1. RESTRICTIONS. Shares of Stock granted to a Participant pursuant to a Restricted Stock Grant shall not be sold, assigned, conveyed, transferred, pledged, hypothecated, or otherwise disposed of until the end of the Restricted Period, but only to the extent of the shares which had vested on or prior to the end of the Restricted Period in accordance with Section 2 or 3 of this Part
II. If the restrictions shall not have lapsed at the end of the Restricted Period as to any of the shares, then, except as provided In Section 3 of this
Part II, the shares as to which the restrictions shall not have lapsed shall be returned to the Corporation forthwith, and all the rights of the Participant to such shares shall immediately terminate without any payment or consideration by the Corporation.

     2. VESTING. Except as set forth in Section 3 of this Part II, all Restricted Stock, whether part of an Initial Grant or an Annual Retainer, is forfeitable during the first six months following the date of the grant. Thereafter, as to the Initial Grant, a Participant will be vested with respect to one-fifth of the shares granted for each Year of Service the Participant has then completed. A Participant will be vested with respect to one-half of the shares granted in Annual Retainers that are granted on the date of an





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annual meeting to that Participant on the first November 1 following the date of the annual meeting and will be vested in the remaining one-half of such shares as of the first May 1 following the end of the calendar year in which such shares were granted. A Participant joining the Board during the period between any two annual meetings shall be vested in the shares granted in the pro rata Annual Retainer in equal portions on the first day of each month following the date that individual joined the Board up to the next annual meeting. Notwithstanding the foregoing, the Committee may accelerate the vesting of shares under such terms and conditions as may be appropriate.

     3.   TERMINATION OF MEMBERSHIP ON BOARD BY REASON OF DEATH OR
DISABILITY. Any provision of Section 2 of this Part II to the contrary notwithstanding, if a Participant who has been a member of the Board continuously since the date as of which a Restricted Stock Grant was made to such Participant shall cease to be such a member by reason of such death or Disability, then the Participant shall become fully vested on the date of such event as to all shares of Stock granted to such Participant pursuant to such Restricted Stock Grant.

     4. AGREEMENT BY PARTICIPANT REGARDING WITHHOLDING TAXES. Each Participant shall agree that, subject to the provisions of Section 5 of this
Part II:

          (a) such Participant will timely pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Stock subject to such Restricted Stock Grant, and

          (b) the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Stock subject to such Restricted Stock Grant.

     5. ELECTION TO RECOGNIZE INCOME IN THE YEAR OF GRANT. A director may elect to be taxed when the Stock is granted or when the Stock becomes non-forfeitable.

          (a) If any Participant properly elects, within thirty days of the date of grant, to include in gross income for federal income tax purpose an amount equal to the fair market value of the shares of Stock granted on the date of grant, such Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such shares. When such an election is made, dividends will be taxable as dividends. If such Participant shall fail to make the required tax payments, the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due



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to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to such shares.

     (b) If a director elects to be taxed when the Stock becomes non-forfeitable, dividends will be taxed as ordinary income until the Stock ceases to be forfeitable at which time dividends will be taxed as dividends.

     6. RESTRICTIVE LEGEND; CERTIFICATES MAY BE HELD IN CUSTODY. Each certificate evidencing shares of Stock granted pursuant to a Restricted Stock Grant shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock Grant. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be ineffective. The Corporation itself will hold such shares in custody, until the restrictions thereon shall have lapsed.

     7. RESTRICTIONS UPON MAKING OF RESTRICTED STOCK GRANTS. The listing upon the NYSE or the registration or qualification under any federal or state law of any shares of Stock to be granted pursuant to Restricted Stock Grants (whether to permit the making of Restricted Stock Grants or the resale or other disposition of any such shares of Stock by or on behalf of the Participants receiving such shares) may be necessary or desirable as a condition of or in connection with such Restricted Stock Grants and if, in any such event, the Committee in its sole discretion so determines, delivery of the certificates for such shares of Stock shall not be made until such listing, registration or qualification shall have been completed. In such connection, the Corporation agrees that it will use its best efforts to effect any such listing, registration or qualification; provided, however, the Corporation shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-3 or Form S-8, as in effect on the effective date of the Plan, or such other forms as may be in effect from time to time calling for information comparable to that required to be furnished under Form S-3 and Form S-8 as in effect on the effective date of the Plan. The Corporation shall not be obligated to issue or deliver any shares of Restricted Stock if the issuance or delivery of such shares shall constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     8. RESTRICTIONS UPON RESALE OF STOCK. If the shares of Stock that have been granted to a Participant pursuant to the terms of the Plan are not registered under the Securities Act of 1933 pursuant to an effective registration statement, such participants, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Stock acquired by such Participant pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act



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and (ii) that such Participant is acquiring such shares of Stock for the
Participant's own account and not with a view to the distribution thereof.

III. MISCELLANEOUS

     1.   Effective Date. The Plan shall become effective on May 4, 1996.

     2. Duration of Plan. Unless terminated pursuant to Section 5 of Part III, the Plan shall remain in effect.

     3. Changes in Capital Structure. In the event that there is any change in the capital structure of the Corporation through merger, consolidation, reorganization, recapitalization or otherwise, or if there shall be any dividend on the Stock, payable in such Stock, or if there shall be a stock Split with respect to the Stock or combination of shares, then:

          (a) the number of shares of Stock reserved for grants under the Plan shall be proportionately adjusted by the Committee as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants,

          (b) any shares issued pursuant thereto shall be subject to the same terms, conditions and restrictions as the shares of Stock with respect to which such newly issued shares are issued and

          (c) any cash which is issued pursuant thereto shall be deemed free from any restrictions.

     The issuance of Stock for consideration and the issuance of stock rights with respect to the Stock shall not be considered a change in the Corporation's capital structure.

     4. EXPENSES OF PLAN. The expenses of the Plan shall be borne by the Corporation.

     5. AMENDMENT OR TERMINATION. The Corporation, by the action of any individual authorized to act generally on behalf of the Corporation, may amend or terminate the Plan at time; provided, however, that subject to the provisions of Section 3 of this Part III, the Corporation may not, without approval by the holders of a majority of the outstanding shares of stock entitled to vote thereon and actually voting thereon, increase the number of shares of Stock which may be granted under the Plan, change the class of individuals eligible to participate in the Plan or otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements with respect to eligibility for participation in the Plan; and provided




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further that the provisions of Section 5 of Part I of the Plan and the provision of Section 2 of Part II of the Plan relating to Initial Grants and to Annual Retainers may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder.
In the event that a Restricted Stock Grant has been made to a Participant, then no amendment of the Plan after the date as of which such Restricted Stock Grant was made shall, unless otherwise required by law, adversely affect any right of such Participant with respect to such Restricted Stock Grant without the written consent of such Participant. Termination of the Plan shall not affect any Restricted Stock Grants previously made or shares of Stock previously granted pursuant thereto; the terms, conditions and restrictions applicable to such shares shall remain in effect until such terms, conditions and restrictions shall have lapsed, all in accordance with their terms.

     6. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection as a director by the shareholders of the Corporation.


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             RESTRICTED STOCK PLAN FOR NON-MANAGEMENT DIRECTORS

                            EFFECTIVE MAY 4, 1996

                         Last amended April 20, 1998